UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2024

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5582 Broadcast Court

Sarasota, FL 34240

(Address of principal executive offices, including zip code)

(978) 878-9505

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2024, INVO Bioscience, Inc. (the “Company”) entered into a Standard Merchant Cash Advance Agreement (the “Agreement”) with a buyer (the “Buyer”) under which the Buyer purchased $384,250 of the Company’s future sales for a gross purchase price of $265,000 (the “Transaction”). The Company received net proceeds of $251,750. Until the purchase price has been repaid, the Company agreed to pay the Buyer $9,606 per week. The Company intends to use the proceeds for working capital and general corporate purposes.

The Company received approval from its senior secured lender, Decathlon Alpha V, L.P. (“Decathlon”) to consummate the Transaction pursuant to an Amended and Restated First Amendment (the “Amendment”) to Revenue Loan and Security Agreement, dated September 29, 2023 between the Company and Decathlon (the “Revenue Loan and Security Agreement”). Pursuant to the Amendment, the minimum interest multiples set forth in the Revenue Loan and Security Agreement will automatically increase by 0.15x as of December 1, 2024 if the Company does not receive equity investments in the net amount of $1,000,000 by November 30, 2024.

Decathlon, the Buyer, and the Company also signed a subordination agreement in which the Buyer subordinated its rights under the transaction to those of Decathlon.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Standard Merchant Cash Advance Agreement
10.2	Amended and Restated First Amendment to Revenue Loan and Security Agreement
10.3	Subordination Agreement
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2024	INVO BIOSCIENCE, INC.

/s/ Steven Shum
Steven Shum
Chief Executive Officer

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